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                                                                  EXHIBIT 10.39

                    AMENDMENT NO. 1 TO 1997 STOCK OPTION PLAN


         The Iron Age Holdings Corporation 1997 Stock Option Plan ("Plan"), originally effective February 26, 1997, is hereby amended effective April 8, 1999 by adding the following new clauses (iii) and (iv) to Section 6(c)(1) of the Plan:

         (iii)    EXPIRED 1999 SERIES B OPTIONS

                  (A) This clause (iii) shall apply solely to the 1,131.63 Basic B Options which expired under Section 6(c)(1)(ii)(A)(I) upon the Release Date for the fiscal year of the Company ended on the last Saturday in January, 1999 ("1999 Expired Options"). This clause (iii) shall be the exclusive means of Vesting any of the 1999 Expired Options and shall apply notwithstanding anything to the contrary in Section 6(c)(1)(ii)(A).

                  (B) The following proviso of Section 6(c)(1)(ii)(A)(I) shall not apply to any of the 1999 Expired Options and none of the 1999 Expired Options shall Vest in the Subsequent Year next succeeding the fiscal year ended on the last Saturday in January 30, 1999 under the provisions thereof:

                  "and provided, further, that if the amount of Actual Earnings for the fiscal year next succeeding such Shortfall Year (a "Subsequent Year") equals or exceeds the sum of (x) the Target Earnings for such Subsequent Year as set forth above plus (y) the amount by which Target Earnings for such Shortfall Year as set forth above exceeded Actual Earnings for such Shortfall Year, the Annual Portion for such Shortfall Year shall, to the extent not already Vested under the provisions of the first proviso to this sentence, Vest at the Release Date for such Subsequent Year."


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                  (C) With respect to 50% of the Option Shares represented by the 1999 Expired Options (the "1999 Expired Option Shares"), such 1999 Expired Options shall Vest solely upon a Sale Transaction as described in, and subject to, the provisions of Sections 6(c)(1)(ii)(A)(II) and 6(c)(1)(ii)(A)(III) as to the percentage of Expired 1999 Option Shares set forth in the following table:

                                                      PERCENT OF 1999
                   IRR                             EXPIRED OPTION SHARES
                   ---                             ---------------------

              Less than 23%                                  0%
          23% to less than 24%                              20%
          24% to less than 25%                              30%
          25% to less than 26%                              60%
          26% to less than 27%                              80%
               27% or more                                 100%

         (D) With respect to 50% of the 1999 Expired Option Shares, such 1999 Expired Options shall Vest solely upon a Sale Transaction as described in, and subject to, the provisions of Section 6(c)(1)(ii)(B) as to the percentage of the Expired 1999 Option Shares set forth in the following table:

                                                      PERCENT OF 1999
                   IRR                             EXPIRED OPTION SHARES
                   ---                             ---------------------

              Less than 31%                                  0%
          31% to less than 32%                              20%
          32% to less than 33%                              30%
          33% to less than 34%                              60%
          34% to less than 35%                              80%
               35% or more                                 100%


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(iv)     YEAR 2000 SERIES B OPTIONS

         (A) This clause (iv) will apply solely to the 1,131.63 Basic B Option Shares which will be subject to Vesting for the fiscal year of the Company ending on the last Saturday in January, 2000 ("Year 2000 Options"). This clause
(iv) shall be the exclusive means of Vesting any of the Year 2000 Options and shall apply notwithstanding anything to the contrary in Section 6(c)(1)(ii)(A)(I).

         (B) With respect to the Year 2000 Options, such Options shall Vest on the Release Date (as defined in Section 10) with respect to the fiscal year ending on the last Saturday in January, 2000 ("Fiscal Year 2000") if the Actual Earnings (as defined in Section 10) for such fiscal year shall equal or exceed Target Earnings of $22,000,000.

         If the Actual Earnings for Fiscal Year 2000 fail to equal or exceed the Target Earnings for Fiscal Year 2000, the Year 2000 Options shall expire on the Release Date with respect to Fiscal Year 2000; provided, however, that if the Actual Earnings for Fiscal Year 2000 exceed 95% of the Target Earnings for Fiscal Year 2000, the Year 2000 Options shall Vest at the Release Date for Fiscal Year 2000 in increments of one-fifth of the Option Shares represented by the Year 2000 Options for each 1% (or portion thereof) of the Target Earnings for Fiscal Year 2000 by which Actual Earnings for Fiscal Year 2000 exceed 95% of the Target Earnings for Fiscal Year 2000; and provided, further, that if the amount of Actual Earnings for the Subsequent Year next succeeding Fiscal Year 2000 equals or exceeds the sum of (x) the Target Earnings for such Subsequent Year to be determined by the Board plus (y) the amount by which Target Earnings for Fiscal Year 2000 exceeded Actual Earnings for Fiscal Year 2000, the Year 2000 Options shall, to the extent not already Vested under the provisions of the first proviso to this sentence, Vest at the Release Date for such Subsequent Year. In no event shall such Year 2000 Options Vest with respect to all fiscal years as to more than the aggregate of all Option Shares represented by the Year 2000 Options.